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                                                                  Exhibit (j)(2)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the reference to our Firm name under the caption "Independent Accountants" in the Statement of Additional Information in Post-Effective Amendment No. 30 to the Registration Statement of the Core Value Portfolio of The Glenmede Fund, Inc. on Form N-1A (No. 33-22884).



/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP


Baltimore, Maryland
December 15, 1999